United States

Securities and Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

ASB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-35279	45-2463413
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

11 Church Street, Asheville, North Carolina 28801

(Address of principle executive offices) (Zip Code)

(828) 254-7411

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 29, 2016, ASB Bancorp, Inc., the holding company for Asheville Savings Bank, S.S.B., issued a news release announcing its unaudited preliminary financial results for the three- and six-month periods ended June 30, 2016. A copy of the news release is included as Exhibit 99.1 to this report and is furnished herewith.

Item 7.01	Regulation FD Disclosure

Beginning August 2, 2016, the Company will participate in the Keefe, Bruyette & Woods 2016 Community Bank Investor Conference and will make available and distribute to analysts and prospective investors a slide presentation. The presentation materials include information regarding the Company's operating and growth strategies and financial performance. The presentation materials will also be posted to the Company's Investor Relations website on July 29, 2016. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

Exhibits

Number	Description

99.1	News Release Dated July 29, 2016

99.2	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASB BANCORP, INC.
Registrant

July 29, 2016	By:	/s/ Suzanne S. DeFerie
Suzanne S. DeFerie
President and Chief Executive Officer